                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 20, 1999


                  Advanta Conduit Receivables, Inc., as Sponsor
          on behalf of Advanta Revolving Home Equity Loan Trust 1999-B
             (Exact name of registrant as specified in its charter)

                Nevada                              333-75295                         88-0360305

    (State or Other Jurisdiction of         (Commission File Number)       (I.R.S. Employer Identification
            Incorporation)                                                               No.)

                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)

                Nevada                              333-77927                         88-0360305
     (State or other jurisdiction                  (Commission                      (IRS Employer
           of incorporation)                      File Number)                        ID Number)

      Attention: General Counsel
      10790 Rancho Bernardo Road
         San Diego, California                                                          92127
    (Address of principal executive                                                   (Zip Code)
               offices)

Registrant's Telephone Number,
including area code:                                                                 (619) 674-1800


          (Former name or former address, if changed since last report)

Item 5.  Other Events


         Incorporation of Certain Documents by Reference

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 1999, and for the periods ended June 30, 1999 and June 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1999 (which was filed with the Securities and Exchange Commission on August 13, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-75295) of the registrant; and (iii) the preliminary prospectus supplement, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the preliminary prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


                           Exhibit No.               Description
                           -----------               -----------
                           23.1                      Consent of KPMG LLP


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
                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANTA REVOLVING HOME EQUITY LOAN
TRUST 1999-B

                                       By: Advanta Conduit Receivables, Inc.


                                       By:
                                           -------------------------------------
                                             Name: Michael Coco
                                             Title:   Vice President


                                       ADVANTA CONDUIT RECEIVABLES, INC.

                                       By:
                                           -------------------------------------
                                             Name: Michael Coco
                                             Title:   Vice President





Dated:  September 20, 1999


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
                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------
23.1                       Consent of KPMG LLP


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